                                                         [BGR II PROPERTY LEASE]


                       THIRD AMENDMENT TO TRIPLE NET LEASE


          THIS THIRD AMENDMENT TO TRIPLE NET LEASE (this "Third Amendment") is entered as of the 31st day of January, 1997, by and between BGR ASSOCIATES II, A CALIFORNIA LIMITED PARTNERSHIP ("Lessor"), and CHIRON CORPORATION, a Delaware corporation ("Lessee").

          THIS THIRD AMENDMENT is entered on the basis of the following facts, intentions and understandings of the parties:

          A. Lessor is the owner of the improved real property (the "BGR II Property") in the City of Emeryville, State of California, commonly known as 4510 Horton Street. The BGR II Property includes the building known as "Building D."

          B. Lessor and Chiron Corporation, a California corporation (predecessor to Lessee), entered a Triple Net Lease (the "Original Lease") dated May 26, 1989.

          C. Pursuant to the Original Lease, Lessor leased to Lessee (as successor to Chiron Corporation, a California corporation) all of the BGR II Property.

          D. Lessor and Lessee entered (i) a First Amendment to Lease (the "First Amendment") dated as of October 1, 1993 and (ii) a Second Amendment to Lease (the "Second Amendment") dated as of May 9, 1996. The Original Lease as modified by the First Amendment and the Second Amendment is hereinafter referred to as the "Lease". Terms which are capitalized in this Third Amendment and not defined herein shall have the meaning set forth in the Lease.

          E. Lessor (together with affiliates of Lessor) and Lessee entered an Option Agreement dated as of March 15, 1995. Pursuant to the Option Agreement, Lessee has the option ("Lessee's Purchase Option"), subject to the terms of the Option Agreement, to purchase the Premises (together with other property leased by Lessor and affiliates of Lessor).

          F. Lessor and Lessee desire to amend the Lease to provide that, so long as Lessee's Purchase Option remains in effect, Lessee will not be required to obtain Lessor's consent for nonstructural repairs or alterations to the Premises which do not affect any central or core building systems and which do not affect the exterior architectural appearance of Building D.

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          NOW, THEREFORE, in consideration of mutual covenants and promises of the parties, the parties agree as follows:

          1. ALTERATIONS. So long as Lessee's Purchase Option is in full force and effect, Section 7.3 of the Original Lease is hereby amended to provide as follows:

               a.   LESSOR'S CONSENT.   Lessee shall not be required to obtain
Lessor's consent with respect to any change, alteration or addition to the Premises which (i) is nonstructural, (ii) does not affect any central or core building systems, and (iii) does not affect the exterior architectural appearance of the Premises.

               b. NO COMPLETION BOND. Lessee shall not be obligated to provide Lessor a lien in completion bond in connection with any change, alteration or addition.

          2. COUNTERPARTS. This Third Amendment may be executed in counterparts, each of which shall constitute an original hereof, and all of which taken together shall constitute one in the same agreement.

          3. REMAINDER UNAFFECTED. Except as provided in this Third Amendment, the Lease shall remain in full force and effect and amended.


                                       2.

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          IN WITNESS HEREOF, the parties hereto have executed this Third
Amendment, on the date(s) set forth below, as the of the day and the year first above written.

                                   BGR ASSOCIATES II, A
                                   CALIFORNIA LIMITED PARTNERSHIP


                                   By:  /s/ Richard K. Robbins
                                      -------------------------------------
                                        Richard K. Robbins

                                   Its: Managing General Partner


                                   Date: 1/28/97
                                        -----------------------------------



                                   CHIRON CORPORATION, a
                                   Delaware corporation



                                   By: /s/ Dennis L. Winger
                                      -------------------------------------

                                   Its: Dennis L. Winger, Senior VP Finance
                                         and Admin
                                       ------------------------------------

                                   Date: 1/30/97
                                        -----------------------------------


                                       3.